                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: February 7, 2005

                      SIEMBRA ADMINISTRADORA DE FONDOS DE
                           JUBILACIONES Y PENSIONES S.A.

                      By: /s/ Ricardo Guitart
                          ---------------------------------
                          Name: Ricardo Guitart
                          Title: Managing Director


                      COMPANIA PREVISIONAL CITI S.A.

                      By: /s/ Graciela Serrano
                          ---------------------------------
                          Name:  Graciela Serrano
                          Title: Chief Financial Officer


                      YONDER INVESTMENT CORPORATION

                      By: /s/ William H. Wolf
                          ---------------------------------
                          Name: William H. Wolf
                          Title: President


                      CITIBANK OVERSEAS INVESTMENT CORPORATION

                      By: /s/ William H. Wolf
                          ---------------------------------
                          Name: William H. Wolf
                          Title: President


                      CITIBANK, N.A.


                      By: /s/ Serena D. Moe
                          --------------------------------------------
                          Name: Serena D. Moe
                          Title: Assistant Secretary


                      CITICORP


                      By: /s/ Serena D. Moe
                          --------------------------------------------
                          Name: Serena D. Moe
                          Title: Assistant Secretary

                      CITIGROUP HOLDINGS COMPANY


                      By: /s/ Serena D. Moe
                          --------------------------------------------
                          Name: Serena D. Moe
                          Title: Assistant Secretary



                      CITIGROUP INC.


                      By: /s/ Serena D. Moe
                          --------------------------------------------
                          Name: Serena D. Moe
                          Title: Assistant Secretary